COREFUNDS, INC.

  SUPPLEMENT DATED JUNE 1, 1998 TO THE INDIVIDUAL SHARES & INSTITUTIONAL SHARES
                       PROSPECTUSES DATED NOVEMBER 1, 1997

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

Effective in June, 1998, CoreStates Investment Advisers, Inc., will change the portfolio management of the Short-Intermediate Bond Fund of CoreFunds, Inc. In connection with the replacement of Daniel R. Taylor with Thomas L. Ellis as manager of the Short-Intermediate Bond Fund, the paragraph under the "Fund Management" section on page 16 of the Prospectus should be replaced with the following:

         Thomas L. Ellis is portfolio manager of Short-Intermediate Bond Fund. Mr. Ellis has over 28 years of investment experience and manages more than $1 billion in taxable and municipal fixed income assets. Mr. Ellis received his B.A. from the University of Baltimore and his M.B.A. from Morgan State University. (Please see page 45 for more information about the Fund's Investment Adviser.)


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.